                                                                      EXHIBIT 99

TERM SHEET
DATED SEPTEMBER 27, 2002
SUBJECT TO REVISION


CAPITAL AUTO RECEIVABLES ASSET TRUST 2002-4
Issuer
$2,391,800,000 Asset Backed Notes, Class A
$   91,640,000 Asset Backed Certificates

CAPITAL AUTO RECEIVABLES, INC.
Seller

GENERAL MOTORS ACCEPTANCE CORPORATION
Servicer


This document is a
preliminary term sheet
describing the
structure, collateral
pool and additional
aspects of Capital Auto
Receivables Asset Trust
2002-4.  The information
and assumptions we have
provided in this term
sheet are preliminary
and will be superceded
by a prospectus
supplement and by any
other information
subsequently filed by us
with the SEC or
incorporated by
reference in the
relevant registration
statement. This term
sheet also supercedes
any prior or similar
term sheet.


The trust is offering the following classes of notes and certificates:


               --------------------------------------------------------------------------------------------
                                                          Class A Notes
                                       ----------------------------------------------------
                                          A-2 Notes        A-3 Notes          A-4 Notes      Certificates
               ----------------------- ---------------- ----------------- ----------------- ---------------
               Principal Amount        $1,121,800,000     $680,100,000      $589,900,000     $91,640,000
               ----------------------- ---------------- ----------------- ----------------- ---------------
               Interest Rate
               ----------------------- ---------------- ----------------- ----------------- ---------------
               Final Scheduled           January 17,       January 16,         March 17,       March 17,
               Distribution Date            2005              2006               2008            2008
               ----------------------- ---------------- ----------------- ----------------- ---------------
               Price to Public
               ----------------------- ---------------- ----------------- ----------------- ---------------
               Underwriting Discount       0.125%            0.175%            0.250%           0.350%
               ----------------------- ---------------- ----------------- ----------------- ---------------
               Proceeds to Seller
               ----------------------- ---------------- ----------------- ----------------- ---------------

          CREDIT ENHANCEMENT AND LIQUIDITY

          -        Reserve account, with an initial deposit of $46,280,338.46.
          -        The certificates are subordinated to the notes.
          - The seller will retain certificates with an initial certificate balance of $920,897.59.

BARCLAYS CAPITAL           BEAR, STEARNS & CO. INC.              LEHMAN BROTHERS

BANC OF AMERICA SECURITIES LLC
                    BANC ONE CAPITAL MARKETS, INC.
                                 JP MORGAN
                                       MERRILL LYNCH & CO.
                                                  MORGAN STANLEY
                                                         SALOMON SMITH BARNEY

                      ------------------------------------


                   IMPORTANT INFORMATION ABOUT THIS TERM SHEET

None of the underwriters, General Motors Acceptance Corporation, the issuer, the seller or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in this term sheet. The information contained in this term sheet only addresses some aspects of the applicable security's characteristics and does not provide a complete assessment. So, the information contained in this term sheet may not reflect the impact of all structural characteristics of the security. Due to changes in circumstances, we may modify the assumptions underlying the information set forth in this term sheet, including structure and collateral, from time to time.


WE HAVE FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS AND A FORM OF PROSPECTUS SUPPLEMENT) RELATING TO THE TRUST WITH THE SEC AND IT IS EFFECTIVE. IN CONNECTION WITH THIS OFFERING, AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION RELATED TO THIS TRANSACTION ARE FINALIZED, WE WILL FILE WITH THE SEC AN UPDATED PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO THE SECURITIES OFFERED BY THE TRUST. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR WILL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF THAT STATE. A SALE OF THE SECURITIES OF THE TRUST WILL NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE FINAL PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS TERM SHEET, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ANY INVESTMENT DECISION BY YOU SHOULD BE BASED ON THE INFORMATION IN THE FINAL PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, WHICH WILL BE CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT.


YOU MAY OBTAIN A FINAL PROSPECTUS SUPPLEMENT AND A PROSPECTUS BY CONTACTING BARCLAYS CAPITAL AT (212) 412-2663, BEAR, STEARNS & CO. INC. AT (212) 272-4995 OR LEHMAN BROTHERS AT (631) 254-7106.


                      ------------------------------------

                        SUMMARY OF TRANSACTION PARTIES*



                                  [FLOW CHART]



                                 GENERAL MOTORS
                                   ACCEPTANCE
                                  CORPORATION
                            (Servicer and Contingent
                               Swap Counterparty)

                                  CAPITAL AUTO
                               RECEIVABLES, INC.
                                    (Seller)

                                                        DEUTSCHE BANK TRUST
                                                         COMPANY DELAWARE
                                                          (Owner Trustee)
                                  CAPITAL AUTO
------------------             RECEIVABLES ASSET
(Swap Counterparty)               TRUST 2002-4              BANK ONE,
                                    (Issuer)                NATIONAL
                                                          ASSOCIATION
                                                       (Indenture Trustee)



   CLASS A-1 NOTES             CLASS A-2 NOTES,
(not offered hereby)         CLASS A-3 NOTES and           CERTIFICATES
                               CLASS A-4 NOTES


* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to the prospectus supplement and the prospectus for a further description.

         SUMMARY OF MONTHLY DEPOSITS TO AND WITHDRAWALS FROM ACCOUNTS*


                                  [FLOW CHART]


        Servicer                                                                                                     Obligors on
                                                                                                                     Receivables

Principal & Interest     Servicer      Reimbursements of              Warranty &            Total Servicing
  on Receivables         Advances      Servicer Advances       Administrative Payments            Fees


                            Floating Swap Payments                                                                       Swap
                              Fixed Swap Payments                                                                    Counterparty

Collections Account

                          Deposits to Reserve Account                                                                   Reserve
                        Withdrawals from Reserve Account                                                                Account


Interest &         Payments on
Principal          Certificates                                                                                      Excess Funds
                                                                                                                     from Reserve
                                                                                                                        Account
   Note             Certificate
Distribution        Distribution                                                                                         Seller
  Account             Account


Interest &         Payments on
Principal          Certificates


Noteholders        Certificate                                                                  *This chart provides only a
                      Holders                                                                    simplified overview of the
                                                                                                 monthly flow of funds. Refer
                                                                                                 to the prospectus supplement
                                                                                                 and the prospectus for a
                                                                                                 further description.


You can find the definitions of all terms used below that are not defined in this term sheet in the prospectus of Capital Auto Receivables, Inc., filed on July 29, 2002 with the registration statement pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superceded by a final prospectus supplement to be dated __________, 2002. Your investment decision should be based solely on the information in the final prospectus supplement and the prospectus.


THE PARTIES

Issuer

Capital Auto Receivables Asset Trust 2002-4 will be the issuer of the notes and the certificates.

Seller

Capital Auto Receivables, Inc. will be the seller to the trust.

Servicer

General Motors Acceptance Corporation will be the servicer for the trust.

Indenture Trustee

Bank One, National Association

Owner Trustee

Deutsche Bank Trust Company Delaware

THE NOTES

Class A Notes

The trust will offer the three classes of notes listed on the cover page of this term sheet.

The trust will also issue Class A-1 Notes with an initial principal amount of $600,995,000. The Class A-1 Notes will have a final scheduled distribution date of November 17, 2003. The Class A-1 Notes are not being offered under this term sheet or the prospectus supplement and will instead be sold in a private placement.

Interest Payments

- The interest rate for each class of notes will be a fixed rate, a floating rate or the combination of a fixed rate and a floating rate if that class has both a fixed rate tranche and a floating rate tranche. The interest rates for the notes will be specified in the prospectus supplement. We refer in this term sheet to notes that bear interest at a floating rate as "floating rate notes," and to notes that bear interest at a fixed rate as "fixed rate notes."

- If the trust issues floating rate notes, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

-     Interest will accrue on the notes from and including the closing date.

- The trust will pay interest on the notes on the fifteenth day of each calendar month, or if that day is not a business day, the next business day, beginning on November 15, 2002. We refer to these dates as "distribution dates."

- The trust will pay interest on fixed rate notes on each distribution date based on a 360-day year consisting of twelve 30-day months. The trust will pay interest on floating rate notes on each distribution date based on the actual days elapsed during the period for which interest is payable and a 360-day year.

- The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

-     Interest payments on all classes of notes will have the same priority.

Principal Payments

- The trust will pay principal on the notes monthly on each distribution date.

- The trust will make principal payments on the notes based on the amount of collections and defaults on the receivables during the prior month.

- The prospectus and the prospectus supplement will describe how the available funds are allocated to principal payments.

- Principal payments on the notes will be made in the order of priority listed below. On each distribution date, except as described below, the noteholders' portion of the amount available for payment of principal on the notes will be applied:

      (1)  to the Class A-1 Notes, until the Class A-1 Notes are paid in full;

      (2)  to the Class A-2 Notes, until the Class A-2 Notes are paid in full;

      (3)  to the Class A-3 Notes, until the Class A-3 Notes are paid in full;
           and

      (4)  to the Class A-4 Notes, until the Class A-4 Notes are paid in full.

- The failure of the trust to pay any class of notes in full by its final scheduled distribution date will constitute an event of default.

- On each distribution date after an event of default occurs and the notes are accelerated, until the time when all events of default have been cured or waived as provided in the indenture, principal payments on each class of the notes will be made ratably to all noteholders, based on the outstanding principal balance of each class of notes.

THE CERTIFICATES

The trust will offer the certificates listed on the cover page of this term sheet.

The seller will initially retain certificates with an initial certificate balance of $920,897.59.

Interest Payments

- The interest rate for the certificates will be a fixed rate or a floating rate, and it will be specified in the prospectus supplement.

- If the trust issues floating rate certificates, the trust will enter into an interest rate swap with a swap counterparty with respect to the certificates.

- Interest will accrue on the certificates from and including the closing date.

- The trust will pay interest on the certificates monthly on each distribution date.

- If the certificates bear interest at a fixed rate, the trust will pay interest on the certificates based on a 360-day year consisting of twelve 30-day months. If the certificates bear interest at a floating rate, the trust will pay interest on the certificates based on actual days elapsed during the period for which interest is payable and a 360-day year.

- The prospectus and the prospectus supplement will describe how the available funds are allocated to interest payments.

- Interest payments on the certificates will be made on any distribution date only after interest on the notes has been paid in full for that distribution date.

Certificate Balance

- Except as described below, on the distribution date on which the Class A-1 Notes have been paid in full and on each distribution date thereafter, to the extent of available amounts, a pro rata portion, based on the outstanding amount of notes and certificates, of the amount available to make principal payments will be applied to make distributions on the certificate balance.

Payments Upon Acceleration

- If an event of default occurs and the notes are accelerated, no payments of interest on the certificates or distributions on the certificate balance will be made until the notes are paid in full or the acceleration is rescinded.

EARLY RETIREMENT OF THE NOTES AND CERTIFICATES

When the aggregate discounted principal balance of the receivables declines to 10% or less of the initial aggregate discounted principal balance of the receivables, the servicer may purchase all of the remaining receivables. If the servicer purchases the receivables, the outstanding notes, if any, and the certificates will be redeemed at a price equal to their remaining principal balance and certificate balance, as applicable, plus accrued and unpaid interest.

THE RECEIVABLES

The primary assets of the trust will be a pool of fixed rate retail instalment sales contracts used to finance the purchase of new cars and light trucks. We refer to these contracts as "receivables" and to the persons who financed their purchases with these contracts as "obligors."

The receivables in the trust will be sold by GMAC to the seller, and then by the seller to the trust. The trust will grant a security interest in the receivables and the other trust property to the indenture trustee on behalf of the noteholders.

All of the receivables to be sold to the trust were acquired by GMAC under special incentive rate financing programs.

The trust property will, subject to other specific exceptions described in the prospectus, also include:

     - monies received under the receivables on or after a cutoff date of September 1, 2002; we refer to this date as the "cutoff date";

     -    amounts held on deposit in trust accounts maintained for the trust;

     -    security interests in the vehicles financed by the receivables;

     - any recourse GMAC has against the dealers from which it purchased the receivables;

     - any proceeds from claims on insurance policies covering the financed vehicles;

     - the interest rate swaps and contingent assignment, if any, described below;

     -    specified rights of the seller under its purchase agreement with GMAC;
          and

     - all rights of the trust under the related transfer agreement with the seller.

The initial aggregate discounted principal balance of the receivables to be sold to the trust, which is the present value of all scheduled payments due on the receivables that have not been applied on or prior to the cutoff date, discounted by 7.00%, was $3,085,355,897.59.

PRIORITY OF DISTRIBUTIONS

The trust will distribute available funds in the following order of priority:

     -    servicing fee payments to the servicer;

     - net amount payable, if any, to the swap counterparty, other than swap termination amounts;

     -    interest on the notes and any swap termination amounts;

     -    interest on the certificates;

     -    principal on the notes;

     -    distributions on the certificate balance; and

     -    deposits into the reserve account.

If an event of default occurs and the notes are accelerated, the trust will pay each class of notes, on a pro rata basis, before making any interest payments on the certificates or any distributions on the certificate balance until the notes are paid in full or all events of default have been cured or waived as provided in the indenture.

RESERVE ACCOUNT

On the closing date, the seller will deposit $46,280,338.46 in cash or eligible investments into the reserve account. Collections on the receivables, to the extent available for this purpose, will be added to the reserve account on each distribution date.

To the extent that funds from principal and interest collections on the receivables are not sufficient to pay the basic servicing fee, to pay the net amount, if any, due to the swap counterparty and to make required distributions on the notes and the certificates, the trust will withdraw cash from the reserve account for those purposes.

On any distribution date, if the amount in the reserve account exceeds the specified reserve account balance, the trust will pay the excess to the seller.

INTEREST RATE SWAPS

If the trust issues one or more classes or tranches of floating rate notes or certificates, the trust will enter into an interest rate swap with a swap counterparty with respect to each class or tranche of floating rate notes.

Under each interest rate swap, on the business day prior to each distribution date, the trust will be obligated to pay the swap counterparty a fixed interest rate and the swap counterparty will be obligated to pay the trust a floating interest rate of LIBOR plus an applicable spread. For each swap, the notional amount will equal the outstanding principal balance of the related class or tranche of floating rate notes or certificates.

SERVICING FEES

The trust will pay the servicer a monthly 1% per annum basic servicing fee as compensation for servicing the receivables. The servicer will also be entitled to any late fees, prepayment charges and other administrative fees and expenses collected during the month and investment earnings on the trust accounts. The trust will also pay the servicer an additional monthly servicing fee of up to 1% per annum as described in the prospectus.

TAX STATUS

Kirkland & Ellis, special tax counsel, will deliver its opinion that:

     - the notes will be characterized as indebtedness for federal income tax purposes, and

     - the trust will not be taxable as an association or publicly traded partnership taxable as a corporation, but instead will be classified as a partnership for federal income tax purposes.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness for federal, state and local income and franchise tax purposes.

Each certificateholder, by acceptance of a certificate, will agree to treat the certificates as equity interests in a partnership for federal, state and local income and franchise tax purposes.

Purchasers of certificates who are tax exempt investors should be aware that income from the certificates would constitute debt-financed income taxable as unrelated business taxable income.

ERISA CONSIDERATIONS

Subject to additional considerations, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 may purchase the notes or the certificates. We suggest that an employee benefit plan and any other retirement plan or arrangement, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan, consult with its counsel before purchasing the notes or the certificates.

RATINGS

We will not issue the notes offered hereby unless they are rated in the highest rating category for long-term obligations by at least one nationally recognized rating agency.

We will not issue the certificates offered hereby unless they are rated at least in the "A" category for long-term obligations or its equivalent by at least one nationally recognized rating agency.

RISK FACTORS

BEFORE MAKING AN INVESTMENT DECISION, YOU SHOULD CONSIDER THE FACTORS THAT ARE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

                              THE RECEIVABLES POOL

CRITERIA APPLICABLE TO THE SELECTION OF RECEIVABLES

      The receivables to be sold to the trust were selected from GMAC's portfolio based on several criteria, including that each receivable:

     -    is secured by a new car or light truck;

     -    is a scheduled interest receivable or a simple interest receivable;

     -    was originated in the United States;

     - provides for level monthly payments that may vary from one another by no more than $5;

     -    will amortize the amount financed over its original term to maturity;

     -    has been acquired by GMAC in the ordinary course of business;

     -    has a first payment due date on or after November 1, 1998;

     -    was originated on or after November 1, 1998;

     -    has an original term of 6 to 60 months;

     -    has a remaining term of not less than 6 months;

     - has been acquired by GMAC under one of its special incentive rate financing programs designed to encourage purchases of new General Motors vehicles; and

     - as of the cutoff date, the receivable was not considered past due; that is, the scheduled payments due on that receivable in excess of $25 have been received within 30 days of the scheduled payment date.

      Scheduled interest receivables represent 25% of the aggregate amount financed as of the cutoff date. The balance of the receivables are simple interest receivables. The receivables in the pool of receivables on the closing date will be the same receivables that comprised the pool of receivables on the cutoff date.

      The following tables describe the receivables pool as of the cutoff date:

                       COMPOSITION OF THE RECEIVABLES POOL


     Weighted Average Annual Percentage Rate of Receivables.................      3.18%
     Aggregate Amount Financed..............................................      $3,300,055,351.68
     Number of Contracts in Pool............................................      175,696
     Average Amount Financed................................................      $18,782.76
     Weighted Average Original Maturity.....................................      52.60 months
     Weighted Average Remaining Maturity (Range)............................      43.43 months (6 to 60 months)

      The "Weighted Average Annual Percentage Rate of Receivables" in the preceding table is based on weighting by current balance and remaining term of each receivable. The "Weighted Average Original Maturity" in the preceding table is based on weighting by original principal balance of each receivable.

         DISTRIBUTION OF THE RECEIVABLES POOL BY ANNUAL PERCENTAGE RATE


                                                                                                       PERCENTAGE
        ANNUAL PERCENTAGE                    NUMBER OF                   AGGREGATE                    OF AGGREGATE
            RATE RANGE                       CONTRACTS                AMOUNT FINANCED                AMOUNT FINANCED
            ----------                       ---------                ---------------                ---------------
          0.00% to 1.00%                      61,928                  $1,138,936,348                      34.51%
          1.01% to 2.00%                       8,752                    $140,086,974                       4.24%
          2.01% to 3.00%                      27,142                    $533,602,363                      16.17%
          3.01% to 4.00%                      25,033                    $519,782,449                      15.75%
          4.01% to 5.00%                      18,864                    $349,922,375                      10.61%
          5.01% to 6.00%                      29,953                    $561,037,025                      17.00%
          6.01% to 7.00%                       4,010                     $56,512,756                       1.71%
          7.01% to 8.00%                          14                        $175,062                       0.01%
                                          --------------          ----------------------         ----------------------
                    TOTAL                    175,696                 $3,300,055,352                     100.00%
                                          ==============          ======================         ======================


                  DISTRIBUTION OF THE RECEIVABLES POOL BY STATE

      The pool of receivables includes receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the aggregate amount financed in the states with the largest concentration of receivables. No other state accounts for more than 4.33% of the aggregate amount financed. The following breakdown by state is based on the billing address of the obligor on the receivables:


                                          PERCENTAGE OF
                                            AGGREGATE
STATE                                    AMOUNT FINANCED
-----                                    ---------------
Texas...............................         11.55%
California..........................         10.37%
Pennsylvania........................          7.82%
Michigan............................          6.73%
Florida.............................          5.68%

                                  THE SERVICER

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

      For GMAC's entire U.S. portfolio of new and used retail car and light truck receivables, including receivables sold by GMAC that it continues to service, the table on the following page shows GMAC's experience for:

     -    delinquencies,

     -    repossessions, and

     -    net losses.

      The servicer believes that delinquencies, repossessions and net losses decreased from 1998 to 2000 due to tightened credit standards, continued collection efforts and a strong economy, with recent increases reflecting the weaker economic environment. Fluctuations in delinquencies, repossessions and losses generally follow trends in the overall economic environment and may be affected by such factors as:

     -    competition for obligors,

     -    the supply and demand for automobiles and light trucks,

     -    consumer debt burden per household, and

     -    personal bankruptcies.

      The credit enhancement for the trust has been designed to mitigate the impact to noteholders of increases in delinquencies, repossessions and net losses.

      There can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that the factors or beliefs described above will remain applicable.




                                                SIX MONTHS ENDED
                                                    JUNE 30                       YEAR ENDED DECEMBER 31
                                                -----------------     ------------------------------------------
NEW AND USED CAR AND LIGHT TRUCK CONTRACTS      2002        2001        2001        2000        1999        1998
------------------------------------------     ------      ------      ------      ------      ------      ------
Total Retail Contracts Outstanding at End
of the Period (in thousands) ............      4,422       3,540       4,179       3,412       3,120       2,981

Average Daily Delinquency
   31-60 Days ...........................       1.79%       1.90%       1.95%       1.92%       2.18%       2.66%
   61-90 Days ...........................       0.19%       0.16%       0.19%       0.15%       0.14%       0.18%
   91 Days or More ......................       0.02%       0.02%       0.02%       0.01%       0.02%       0.02%

Repossessions as a Percent of Average
Number of Contracts Outstanding .........       1.80%       1.83%       1.92%       1.84%       2.07%       2.48%

Net Losses as a Percent of Liquidations..       1.54%       1.31%       1.42%       1.16%       1.12%       1.70%

Net Losses as a Percent of Average
Receivables .............................       0.74%       0.66%       0.71%       0.58%       0.58%       0.83%

      The servicer's current practice is generally to write off receivables that are more than 90 days past due. Also, the "Net Losses as a Percent of Liquidations" and the "Net Losses as a Percent of Average Receivables" percentages in the preceding table are based on gross receivables including unearned income, and "Repossessions as a Percent of Average Number of Contracts Outstanding" and "Net Losses as a Percent of Average Receivables" for the six months ended June 30, 2002 and 2001 are reported as annualized rates.

               WEIGHTED AVERAGE LIFE OF THE NOTES AND CERTIFICATES

      Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet to present the weighted average life of each class of notes and certificates, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are uniform as to size and maturity and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables assumed to originally contain 10,000 uniform receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables owned by the trust.

      As the rate of payment of principal of each class of notes and the certificate balance of the certificates will depend on the rate of payment, including prepayments, of the principal balance of the receivables, final payment of each class of notes and the certificates could occur significantly earlier than the final scheduled distribution date for that class of notes or certificates. Reinvestment risk associated with early payment of the notes or certificates will be borne exclusively by the noteholders or certificateholders, as applicable.

      The tables below under the heading "Percent of Initial Note Principal and Certificate Balance Outstanding at Various ABS Percentages" have been prepared on the basis of indicated ABS percentages. The indicated ABS percentages have been applied to a pool of uniform receivables with aggregate remaining scheduled payments in each month, measured as of the cutoff date, equal to those of the pool of receivables owned by the trust. The table below under the heading "Schedule of Remaining Scheduled Payments by Month" sets forth, as of the cutoff date, the remaining scheduled payments in each month on the pool of receivables owned by the trust. The initial aggregate discounted present value of these scheduled payments, using a discount rate of 7.00%, is equal to $3,085,355,897.59.

      In addition, the following assumptions have been used in preparing the tables below:

     1. the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     2. each scheduled monthly payment on the receivables is made on the last day of each month and each month has 30 days;

     3. payments on the notes and certificates are made on each distribution date (and each distribution date is assumed to be the fifteenth day of each applicable month);

     4. the balance in the reserve account on each distribution date is equal to the specified reserve account balance;

     5. except as indicated in the following tables, the servicer exercises its option to purchase the receivables on the first available date;

     6.   the basic servicing fee is paid monthly and equals 1% per annum; and

     7.   the closing date occurs on October 10, 2002.

      The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the following tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of receivables will prepay at the same level of ABS. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes and certificates.

      The following tables indicate the projected weighted average life of each class of notes and certificates and set forth the percent of the initial principal amount of each class of notes and certificates that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

    PERCENT OF INITIAL NOTE PRINCIPAL AND CERTIFICATE BALANCE OUTSTANDING AT
                            VARIOUS ABS PERCENTAGES

      The weighted average life of a class of notes or the certificates as applicable, as set forth in each of the tables below is determined by (a) multiplying the amount of each principal payment on a note or payment on the certificate balance of a certificate, as applicable, by the number of years from the date of the issuance of the related note or certificate to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal amount of the note or the initial certificate balance, as applicable. The calculation in the row in each of the tables below labeled "Weighted Average Life (Years) to call" assumes that the servicer exercises its option to purchase the receivables. The calculation in the row in each of the tables listed below labeled "Weighted Average Life (Years) to maturity" assumes that the servicer does not exercise its option to purchase the receivables.

     PERCENT OF THE INITIAL PRINCIPAL BALANCE OUTSTANDING - CLASS A-2 NOTES


------------------------------------------------------------------------------------
  DISTRIBUTION DATE              0.00%    0.50%    0.80%    1.00%    1.25%    1.50%
------------------------------------------------------------------------------------
Closing Date                    100.00   100.00   100.00   100.00   100.00   100.00
 11/15/2002                     100.00   100.00   100.00   100.00   100.00   100.00
 12/15/2002                     100.00   100.00   100.00   100.00   100.00   100.00
  1/15/2003                     100.00   100.00   100.00   100.00   100.00   100.00
  2/15/2003                     100.00   100.00   100.00   100.00   100.00   100.00
  3/15/2003                     100.00   100.00   100.00    99.51    95.28    90.83
  4/15/2003                     100.00   100.00    94.88    91.21    86.41    81.36
  5/15/2003                     100.00    92.93    87.11    83.03    77.70    72.10
  6/15/2003                      95.63    85.79    79.42    74.97    69.15    63.03
  7/15/2003                      89.29    78.69    71.84    67.04    60.77    54.18
  8/15/2003                      82.95    71.65    64.35    59.24    52.56    45.53
  9/15/2003                      76.58    64.66    56.95    51.56    44.51    37.09
 10/15/2003                      70.20    57.72    49.64    44.00    36.62    28.85
 11/15/2003                      63.79    50.82    42.43    36.56    28.89    20.82
 12/15/2003                      57.38    43.98    35.32    29.26    21.34    13.00
  1/15/2004                      50.95    37.20    28.31    22.09    13.96     5.41
  2/15/2004                      44.55    30.51    21.43    15.08     6.78     0.00
  3/15/2004                      38.18    23.91    14.69     8.23     0.00     0.00
  4/15/2004                      31.83    17.40     8.07     1.54     0.00     0.00
  5/15/2004                      25.50    10.98     1.59     0.00     0.00     0.00
  6/15/2004                      19.20     4.64     0.00     0.00     0.00     0.00
  7/15/2004                      12.91     0.00     0.00     0.00     0.00     0.00
  8/15/2004                       6.66     0.00     0.00     0.00     0.00     0.00
  9/15/2004                       0.43     0.00     0.00     0.00     0.00     0.00
 10/15/2004                       0.00     0.00     0.00     0.00     0.00     0.00
 11/15/2004                       0.00     0.00     0.00     0.00     0.00     0.00
 12/15/2004                       0.00     0.00     0.00     0.00     0.00     0.00
  1/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  2/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  3/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  4/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  5/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  6/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  7/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  8/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  9/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
 10/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
 11/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00

     PERCENT OF THE INITIAL PRINCIPAL BALANCE OUTSTANDING - CLASS A-2 NOTES


------------------------------------------------------------------------------------
  DISTRIBUTION DATE               0.00%    0.50%    0.80%    1.00%    1.25%    1.50%
------------------------------------------------------------------------------------
 12/15/2005                       0.00     0.00     0.00     0.00     0.00     0.00
  1/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  2/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  3/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  4/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  5/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  6/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  7/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  8/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
  9/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
 10/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
 11/15/2006                       0.00     0.00     0.00     0.00     0.00     0.00
Weighted Average Life (Years)
to call......................     1.32     1.16     1.06     1.00     0.93     0.86
Weighted Average Life (Years)
to maturity..................     1.32     1.16     1.06     1.00     0.93     0.86

     PERCENT OF THE INITIAL PRINCIPAL BALANCE OUTSTANDING - CLASS A-3 NOTES


--------------------------------------------------------------------------------------
  DISTRIBUTION DATE                 0.00%    0.50%    0.80%    1.00%    1.25%    1.50%
--------------------------------------------------------------------------------------
Closing Date                       100.00   100.00   100.00   100.00   100.00   100.00
 11/15/2002                        100.00   100.00   100.00   100.00   100.00   100.00
 12/15/2002                        100.00   100.00   100.00   100.00   100.00   100.00
  1/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  2/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  3/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  4/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  5/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  6/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  7/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  8/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  9/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
 10/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
 11/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
 12/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  1/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  2/15/2004                        100.00   100.00   100.00   100.00   100.00    96.78
  3/15/2004                        100.00   100.00   100.00   100.00    99.67    85.03
  4/15/2004                        100.00   100.00   100.00   100.00    88.48    73.67
  5/15/2004                        100.00   100.00   100.00    91.78    77.61    62.71
  6/15/2004                        100.00   100.00    92.13    81.27    67.07    52.13
  7/15/2004                        100.00    97.34    81.85    71.01    56.84    41.93
  8/15/2004                        100.00    87.17    71.78    61.01    46.93    32.12
  9/15/2004                        100.00    77.15    61.93    51.27    37.35    22.70
 10/15/2004                         90.48    67.28    52.28    41.79    28.08    13.65
 11/15/2004                         80.38    57.63    42.92    32.63    19.18     5.03
 12/15/2004                         70.90    48.62    34.21    24.13    10.95     0.00
  1/15/2005                         62.25    40.41    26.29    16.41     3.49     0.00
  2/15/2005                         54.27    32.86    19.02     9.34     0.00     0.00
  3/15/2005                         46.68    25.73    12.18     2.70     0.00     0.00
  4/15/2005                         39.16    18.72     5.51     0.00     0.00     0.00
  5/15/2005                         31.78    11.92     0.00     0.00     0.00     0.00
  6/15/2005                         24.59     5.35     0.00     0.00     0.00     0.00
  7/15/2005                         17.54     0.00     0.00     0.00     0.00     0.00
  8/15/2005                         10.62     0.00     0.00     0.00     0.00     0.00
  9/15/2005                          3.75     0.00     0.00     0.00     0.00     0.00
 10/15/2005                          0.00     0.00     0.00     0.00     0.00     0.00
 11/15/2005                          0.00     0.00     0.00     0.00     0.00     0.00
 12/15/2005                          0.00     0.00     0.00     0.00     0.00     0.00
  1/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  2/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  3/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  4/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  5/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  6/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  7/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  8/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  9/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
 10/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
 11/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
Weighted Average Life
(Years) to call..................    2.46     2.24     2.10     2.00     1.88     1.75
Weighted Average Life
(Years) to maturity..............    2.46     2.24     2.10     2.00     1.88     1.75

     PERCENT OF THE INITIAL PRINCIPAL BALANCE OUTSTANDING - CLASS A-4 NOTES


--------------------------------------------------------------------------------------
  DISTRIBUTION DATE                 0.00%    0.50%    0.80%    1.00%    1.25%    1.50%
--------------------------------------------------------------------------------------
Closing Date                       100.00   100.00   100.00   100.00   100.00   100.00
 11/15/2002                        100.00   100.00   100.00   100.00   100.00   100.00
 12/15/2002                        100.00   100.00   100.00   100.00   100.00   100.00
  1/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  2/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  3/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  4/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  5/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  6/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  7/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  8/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  9/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
 10/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
 11/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
 12/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  1/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  2/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  3/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  4/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  5/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  6/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  7/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  8/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
  9/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
 10/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
 11/15/2004                        100.00   100.00   100.00   100.00   100.00   100.00
 12/15/2004                        100.00   100.00   100.00   100.00   100.00    96.65
  1/15/2005                        100.00   100.00   100.00   100.00   100.00    88.36
  2/15/2005                        100.00   100.00   100.00   100.00    96.17    80.82
  3/15/2005                        100.00   100.00   100.00   100.00    88.83    73.80
  4/15/2005                        100.00   100.00   100.00    95.70    81.77    67.12
  5/15/2005                        100.00   100.00    98.95    88.59    75.06    60.82
  6/15/2005                        100.00   100.00    91.83    81.80    68.69    54.90
  7/15/2005                        100.00    98.82    84.98    75.30    62.65     0.00
  8/15/2005                        100.00    91.68    78.38    69.07    56.91     0.00
  9/15/2005                        100.00    84.66    71.95    63.05    51.43     0.00
 10/15/2005                         96.44    77.75    65.68    57.23     0.00     0.00
 11/15/2005                         88.67    71.03    59.62    51.64     0.00     0.00
 12/15/2005                         81.44    64.81    54.06     0.00     0.00     0.00
  1/15/2006                         74.70    59.06     0.00     0.00     0.00     0.00
  2/15/2006                         68.16    53.53     0.00     0.00     0.00     0.00
  3/15/2006                         61.75     0.00     0.00     0.00     0.00     0.00
  4/15/2006                         55.44     0.00     0.00     0.00     0.00     0.00
  5/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  6/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  7/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  8/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  9/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
 10/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
 11/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00

Weighted Average Life
(Years) to call.................     3.45     3.27     3.10     3.00     2.83     2.62
Weighted Average Life
(Years) to maturity.............     3.67     3.50     3.37     3.26     3.10     2.90

             PERCENT OF THE INITIAL CERTIFICATE BALANCE OUTSTANDING



--------------------------------------------------------------------------------------
  DISTRIBUTION DATE                 0.00%    0.50%    0.80%    1.00%    1.25%    1.50%
--------------------------------------------------------------------------------------
Closing Date                       100.00   100.00   100.00   100.00   100.00   100.00
 11/15/2002                        100.00   100.00   100.00   100.00   100.00   100.00
 12/15/2002                        100.00   100.00   100.00   100.00   100.00   100.00
  1/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  2/15/2003                        100.00   100.00   100.00   100.00   100.00   100.00
  3/15/2003                        100.00   100.00   100.00    99.77    97.79    95.70
  4/15/2003                        100.00   100.00    97.60    95.88    93.63    91.26
  5/15/2003                        100.00    96.69    93.95    92.04    89.54    86.91
  6/15/2003                         97.95    93.33    90.35    88.26    85.53    82.66
  7/15/2003                         94.98    90.01    86.79    84.54    81.60    78.51
  8/15/2003                         92.00    86.70    83.28    80.88    77.75    74.45
  9/15/2003                         89.02    83.42    79.81    77.28    73.97    70.49
 10/15/2003                         86.02    80.17    76.38    73.73    70.27    66.63
 11/15/2003                         83.02    76.93    73.00    70.25    66.65    62.86
 12/15/2003                         80.01    73.72    69.66    66.82    63.11    59.20
  1/15/2004                         77.00    70.55    66.38    63.46    59.65    55.63
  2/15/2004                         73.99    67.41    63.15    60.17    56.28    52.18
  3/15/2004                         71.00    64.31    59.99    56.96    53.00    48.84
  4/15/2004                         68.03    61.26    56.88    53.82    49.82    45.61
  5/15/2004                         65.06    58.25    53.84    50.76    46.73    42.50
  6/15/2004                         62.10    55.27    50.86    47.77    43.73    39.49
  7/15/2004                         59.16    52.34    47.94    44.85    40.83    36.59
  8/15/2004                         56.22    49.45    45.07    42.01    38.01    33.80
  9/15/2004                         53.30    46.60    42.27    39.24    35.28    31.12
 10/15/2004                         50.39    43.79    39.53    36.55    32.65    28.54
 11/15/2004                         47.52    41.05    36.87    33.94    30.12    26.09
 12/15/2004                         44.82    38.49    34.39    31.52    27.78    23.84
  1/15/2005                         42.36    36.15    32.14    29.33    25.66    21.79
  2/15/2005                         40.10    34.01    30.07    27.32    23.72    19.93
  3/15/2005                         37.94    31.98    28.13    25.43    21.91    18.20
  4/15/2005                         35.80    29.99    26.23    23.60    20.17    16.55
  5/15/2005                         33.70    28.05    24.40    21.85    18.51    15.00
  6/15/2005                         31.65    26.19    22.65    20.18    16.94    13.54
  7/15/2005                         29.65    24.37    20.96    18.57    15.45     0.00
  8/15/2005                         27.68    22.61    19.33    17.04    14.04     0.00
  9/15/2005                         25.73    20.88    17.74    15.55    12.68     0.00
 10/15/2005                         23.78    19.18    16.20    14.11     0.00     0.00
 11/15/2005                         21.87    17.52    14.70    12.74     0.00     0.00
 12/15/2005                         20.09    15.98    13.33     0.00     0.00     0.00
  1/15/2006                         18.42    14.57     0.00     0.00     0.00     0.00
  2/15/2006                         16.81    13.20     0.00     0.00     0.00     0.00
  3/15/2006                         15.23     0.00     0.00     0.00     0.00     0.00
  4/15/2006                         13.67     0.00     0.00     0.00     0.00     0.00
  5/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  6/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  7/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  8/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
  9/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
 10/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
 11/15/2006                          0.00     0.00     0.00     0.00     0.00     0.00
Weighted Average Life
(Years) to call..................    2.17     1.98     1.86     1.78     1.67     1.55
Weighted Average Life
(Years) to maturity..............    2.22     2.04     1.92     1.84     1.73     1.62

                SCHEDULE OF REMAINING SCHEDULED PAYMENTS BY MONTH


 COLLECTION PERIOD                            SCHEDULED PAYMENTS
-------------------                           ------------------
September 2002                                   88,916,499.40
October 2002                                     88,916,499.40
November 2002                                    88,916,499.40
December 2002                                    88,916,165.60
January 2003                                     88,912,916.59
February 2003                                    88,879,792.89
March 2003                                       88,683,464.02
April 2003                                       88,459,910.58
May 2003                                         88,239,295.34
June 2003                                        87,982,108.15
July 2003                                        87,725,245.05
August 2003                                      87,475,299.96
September 2003                                   87,293,461.78
October 2003                                     87,092,686.23
November 2003                                    86,835,035.14
December 2003                                    86,419,039.07
January 2004                                     85,733,898.00
February 2004                                    85,023,556.05
March 2004                                       84,294,487.20
April 2004                                       83,541,811.87
May 2004                                         82,876,094.01
June 2004                                        82,222,206.46
July 2004                                        81,471,429.16
August 2004                                      80,741,923.20
September 2004                                   79,991,491.55
October 2004                                     78,662,073.38
November 2004                                    73,805,832.20
December 2004                                    67,635,644.30
January 2005                                     62,465,451.85
February 2005                                    59,444,234.26
March 2005                                       58,654,105.73
April 2005                                       57,290,395.42
May 2005                                         55,714,289.00
June 2005                                        54,368,515.19
July 2005                                        53,153,403.35
August 2005                                      52,559,140.52
September 2005                                   52,056,956.58
October 2005                                     51,058,947.88
November 2005                                    47,453,462.36
December 2005                                    44,189,627.74
January 2006                                     42,730,598.23
February 2006                                    41,750,397.76
March 2006                                       40,858,130.08
April 2006                                       39,955,352.42
May 2006                                         39,078,696.90
June 2006                                        37,832,491.20
July 2006                                        36,219,363.58
August 2006                                      35,081,957.47
September 2006                                   33,980,631.59
October 2006                                     31,758,161.66
November 2006                                    24,502,361.87
December 2006                                    18,484,352.82
January 2007                                     16,271,457.45
February 2007                                    13,832,187.07
March 2007                                        9,668,215.57
April 2007                                        6,606,418.56
May 2007                                          4,772,817.64
June 2007                                         2,573,356.88
July 2007                                           257,486.44
August 2007                                           3,647.28



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